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                                                                    EXHIBIT 10.7


                       PLAYBOY ENTERTAINMENT GROUP, INC.

July 29, 1996

Marlon W. Schulman
Director, Business and Legal Affairs
ORION PICTURES CORPORATION
1888 Century Park East, 7th Floor
Los Angeles, California 90067

Dear Mr. Schulman:

This letter, when the enclosed copy has been signed, dated and returned to you, will evidence our mutual agreement to further amend the Playboy Distribution Agreement between Playboy Entertainment Group, Inc. ("Playboy") and Orion Home Entertainment Corporation d/b/a Orion Home Video ("Orion") dated as of June 27, 1996 (the "Agreement") as follows:

1. Effective immediately, "EROS COLLECTION" will be added to the Trademarks as described under Paragraph 9.B. of the Agreement.

2. Effective immediately, "EROS COLLECTION" will be added to the Playboy Marks as described under Paragraph 9.C. of the Agreement. Use of the EROS COLLECTION mark shall include a legible trademark credit line with the wording, "EROS COLLECTION is a mark of and used with the permission of PEI" or other such words as Playboy may designate.

3. Except as modified above, all of the other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

If the above accurately sets forth your understanding of our agreement, please sign, date and return the enclosed copy of this letter.

                                       Very truly yours,

                                       Playboy Entertainment Group, Inc.


                                       By:   /s/ Bill Asher
                                           -------------------------------------
                                             Bill Asher
                                             Vice President of Planning -- New
                                             Business
ACCEPTED and AGREED to:

ORION HOME ENTERTAINMENT CORPORATION


By:   /s/ Herb Dorfman
    --------------------------------
      HERB DORFMAN
      Its: President
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      Dated:  7/30/96
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